Exhibit 10.1
[REG LOGO]
November 24, 2008
Central Iowa Energy, LLC
3126 E. 28th St. North
Newton, IA 50208
Re: Toll Processing Arrangement
Gentlemen:
This letter is to confirm the ongoing arrangement and agreement among REG Processing Systems, LLC (“REG Processing”) and Central Iowa Energy, LLC (“CIE”) pursuant to which REG Processing has and continues from time to time to deliver crude corn oil to CIE for pre-treatment services. Under this arrangement corn oil owned by REG Processing is delivered to CIE for pre-treatment processing which includes stripping out of fatty acids. Upon the completion of such pre-treatment and stripping processes the refined and treated corn oil is picked up by REG Processing.
Title to the corn oil delivered by REG Processing to CIE pursuant to this arrangement, both in its crude form before processing and in its treated form after processing, shall at all times remain with REG Processing, and CIE acquires no interest in such corn oil, either in its crude or treated form. CIE does acquire ownership of the fatty acids that are stripped from the corn oil and also has the right to sell such fatty acids.
REG Processing agrees to pay CIE a processing fee in an amount equal to *** per pound of corn oil delivered to CIE minus the amount realized by CIE from the sale of fatty acids obtained from the stripping process.
To evidence REG Processing’s ownership of the corn oil, CIE hereby authorizes REG Processing to file protective financing statements that describe the corn oil that is the subject of this agreement.

***	Portions omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Please acknowledge your agreement with the terms of this arrangement by signing below.

REG PROCESSING SYSTEMS, LLC
By:	/s/ Brad Albin
	Name:	Brad Albin
	Title:	Vice President
Accepted and agreed to:

CENTRAL IOWA ENERGY, LLC
Date: 11-26-08	By:	/s/ James Johnston
		Name:	James Johnston
		Title:	Chairman

***	Portions omitted pursuant to a request for confidential treatment and filed separately with the SEC.